UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 9, 2015
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

MSB FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           On February 9, 2015, the Registrant announced that John J. Bailey, age 60, had been appointed as Senior Vice President and Chief Lending Officer of Millington Savings Bank, a wholly owned subsidiary of the Registrant.  Prior to being hired by the Bank, Mr. Bailey served as Senior Vice President – Credit Administration at Union Center National Bank from 2013-2014 up to its merger with ConnectOne Bank.  Prior to joining Union Center National Bank, Mr. Bailey served as Managing Member and owner of Bailey Financial Consulting, LLC, a provider of consulting services to commercial banks, including loan review, credit marks and development of complex credit-based work-out scenarios.   Prior to forming his own company, Mr. Bailey had served in various lending capacities at other New Jersey-based financial institutions.  Currently, he also serves on the board of Colonial Financial Services, Inc., headquartered in Vineland, New Jersey.  Since January 1, 2014, there have not been any transactions between the Registrant and Mr. Bailey of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As Senior Vice President and Chief Lending Officer, Mr. Bailey will receive an initial base salary of $150,000 per annum.  He will be eligible to participate in all employee benefit plans available to employees at his level in accordance with the terms of the applicable plans.

The Registrant also announced that three existing officers had been promoted to the title of Senior Vice President as well.  Specifically, Robert G. Russell, Jr. has been promoted to Senior Vice President and Chief Operating Officer; Nancy J. Schmitz has been promoted to Senior Vice President and Chief Credit Officer and Jeffrey E. Smith has been promoted to Senior Vice President and Chief Financial Officer.  In addition, the Registrant announced that it had appointed Mr. Russell to serve as Acting Chief Financial Officer in the absence of Mr. Smith who is on an extended medical leave.

A copy of the Registrant’s press release dated February 9, 2015 announcing the hiring and promotions is filed as Exhibit 99 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit 99 – Press Release, dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Michael A. Shriner
Date: February 9, 2015		Michael A. Shriner President and Chief Executive Officer